UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 15, 2015

SUPERIOR INDUSTRIES INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-6615	95-2594729
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24800 Denso Drive, Suite 225		48033
Southfield, Michigan		(Zip Code)
(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (818) 781-4973

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Reincorporation

On May 15, 2015, Superior Industries International, Inc. (the “Company”) changed its state of incorporation from California to Delaware (the “Reincorporation”), following board approval of the Reincorporation on May 5, 2015 and shareholder approval of the Reincorporation at the Company’s 2015 Annual Meeting of Shareholders held on May 5, 2015 (the “Annual Meeting”). This Reincorporation was effected on May 15, 2015 by merging the Company with and into a wholly owned Delaware subsidiary established for this purpose. Superior Industries International, Inc., a Delaware corporation (“Superior Delaware”), is deemed to be the successor issuer of Superior Industries International, Inc., a California corporation (“Superior California”), under Rule 12g-3 of the Securities Exchange Act of 1934, as amended. A copy of the Agreement and Plan of Merger of Superior Delaware and Superior California is attached hereto as Exhibit 2.1.

The Reincorporation did not result in any change in the name, business, management, fiscal year, accounting, location of the principal executive officers, assets or liabilities of the Company. In addition, the Company’s common stock will continue to trade on the NYSE under the symbol “SUP.” Stockholders are not required to exchange Company shares in connection with the Reincorporation since shares in Superior California are deemed to represent an equal number of shares in Superior Delaware. As of May 15, 2015, the effective date of the Reincorporation, the Company’s authorized capital stock consisted of 100,000,000 shares of common stock, $0.01 par value per share, and 1,000,000 shares of preferred stock, $0.01 par value per share. As of May 15, 2015, there were 26,648,726 shares of common stock issued and outstanding.

Upon the effective date of the Reincorporation, the rights of the Company’s stockholders began to be governed by the Delaware General Corporation Law, the Certificate of Incorporation of Superior Delaware attached hereto as Exhibit 3.1 and the Bylaws of Superior Delaware attached hereto as Exhibit 3.2. The form of common stock certificate of Superior Delaware is attached hereto as Exhibit 4.1.

Additional information about the Reincorporation and a comparison of the rights of shareholders of Superior California and stockholders of Superior Delaware can be found in the Company’s revised Proxy Statement on Schedule 14A for the 2015 Annual Meeting of Shareholders, filed with the Securities and Exchange Commission on March 28, 2015.

Item 3.03 Material Modification to Rights of Security Holders.

Please see the disclosure set forth under Item 1.01, which is incorporated by reference into this Item 3.03.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Please see the disclosure set forth under Item 1.01, which is incorporated by reference into this Item 5.03. The Company’s Certificate of Incorporation effective as of May 15, 2015 is attached hereto as Exhibit 3.1 and the Company’s Bylaws effective as of May 15, 2015 are attached hereto as Exhibit 3.2.

Item 8.01 Other Events.

On May 15, 2015, the Company issued a press release announcing the Reincorporation as described under Item 1.01 above. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits
2.1	Agreement and Plan of Merger of Superior Industries International, Inc., a Delaware corporation.
3.1	Superior Industries International, Inc. Certificate of Incorporation.
3.2	Bylaws of Superior Industries International, Inc.
4.1	Form of Superior Industries International, Inc.’s Common Stock Certificate
99.1	Press Release, dated May 15, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR INDUSTRIES INTERNATIONAL, INC.
(Registrant)

Date: May 21, 2015	/s/ Kerry A. Shiba
Kerry A. Shiba
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

2.1	Agreement and Plan of Merger of Superior Industries International, Inc., a Delaware corporation.
3.1	Superior Industries International, Inc. Certificate of Incorporation.
3.2	Bylaws of Superior Industries International, Inc.
4.1	Form of Superior Industries International, Inc.’s Common Stock Certificate
99.1	Press Release, dated May 15, 2015